UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A
(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

June 12, 2013
(Date of Report)

ScanSys, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware	000-54874	46-1669851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Crystal Grove Blvd. Suite 102

Lutz, Fl. 33548

 (Address of principal executive offices)

Registrant's telephone number, including area code: (813) 365-3112

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

There are statements in this registration statement that are not historical facts. These “forward-looking statements” can be identified by use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire Registration Statement carefully, especially the risks discussed under “Risk Factors.” Although management believes that the assumptions underlying the forward looking statements included in this Registration Statement are reasonable, they do not guarantee our future performance, and actual results could differ from those contemplated by these forward looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In the light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Registration Statement will in fact transpire. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” contained in this report. As a result of these factors, we cannot assure you that the forward-looking statements in this prospectus will prove to be accurate. Except as required by law, we expressly disclaim any obligation to update publicly any forward-looking statements for any reason after the date of this report, to conform these statements to actual results, or to changes in our expectations. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this report.

Explanatory Note:

This Amendment No. 2 on Form 8-K/A amend's the Registrant's Amendment No. 1 on Form 8-K/A, filed on August 1, 2013, and Current Report on Form 8-K filed by the Registrant on June 12, 2013. This Amendment No. 2 is being filed solely to include a page inadvertently omitted in Exhibit 10.2 under the Sales and Licensing Agreement with the Juvenile Welfare Board of Pinellas County Florida which was filed.

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SCANSYS, INC.

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Juvenile Welfare Board Agreement

On May 1, 2013, ScanSys Inc. (the “Company”) formally entered into a sales and licensing agreement (the “JWB Agreement”) with the Juvenile Welfare Board of Pinellas County, Florida. Pursuant to this agreement, the Company will provide a license for up to 600 Person Verification Kiosk palm scanners and exclusive access to the Company’s proprietary database. Currently, JWB is utilizing the license at 50 locations within its system. The Company also has support services and lease options for kiosk hardware to JWB.

Item 2.01 COMPLETION OF DISPOSITION OR ACQUISITION OF ASSETS.

As described above under Item 1.01, the Company entered into an agreement with the Juvenile Welfare Board of Pinellas County, Florida, pursuant to which the Company began operations to supply its Person Verification Kiosk palm scanners licensing and database access to fulfill its performance per the agreement.Pursuant to Item 2.01(f) of Form 8-K, the information that would be required if we were filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) upon consummation of the transaction follows. The information below corresponds to the item numbers of Form 10 under the Exchange Act.

Item 1. DESCRIPTION OF BUSINESS

(a) Business of Issuer

ScanSys was incorporated as APEX 7 Inc in the State of Delaware on December 12, 2012 and is a development stage company with minimal revenues. We were formerly known as APEX 7 Inc and on May 7, 2013 the Company filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Delaware to change the name of the Registrant to ScanSys, Inc. the amendment was effectively completed and the Registrant informed on May 10, 2013.

ScanSys is a smaller reporting company under SEC Rule 405 because it is currently not trading, has a public float of zero and annual revenues of less than $50 million during the most recently completed fiscal year for which audited financial statements are available.  As a smaller reporting company, pursuant to Rule 8-01 of Regulation S-X, the Company is only required to produce financial statements as follows: (a) audited balance sheet as of the end of each of the most recent two fiscal years, or as of a date within 135 days if the issuer has existed for a period of less than one fiscal year, (b) audited statements of income, cash flows and changes in stockholders' equity for each of the two fiscal years preceding the date of the most recent audited balance sheet (or such shorter period as the registrant has been in business), and (c) interim reviewed financial statements for the current period if the filing is more than 135 days after the end of your fiscal year.  Any and all amendments shall include updated interim or audited financial statements if the financial statements in the prior filing are more than 135 days old.

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Our mission is to provide biometric security, time tracking and Point of Sale (POS) systems on a global basis. We work to achieve this mission by creating technology that transforms the way people work, track employees and track purchases. We develop and market software, services, and hardware that deliver new opportunities, greater convenience, and enhanced value to business.

We currently generate revenue by developing, licensing, and supporting a wide range of biometric software products and services, by designing and selling hardware, and by delivering relevant online advertising to a global customer audience. We purchase component parts from suppliers which are delivered to us for final assembly at our 3,000 sq ft facility located in Lutz, FL. In addition to selling individual products and services, the Company will offer suites of related technological products and services.

Our primary product focus is on providing biometric solutions to a wide range of industries. The technologies that we deploy are cloud-based and ensure accurate tracking of products and services to individuals based on their unique biometrics. We plan on expanding our current customer base from local government contracts to these potential industries, among others:

•	Governmental agencies such as Homeland Security, FBI, CIA, US Navy, and CDC;
•	Defense Industries for secure location and provide authentication and sensitive access permissions;
•	Leisure, Hospitality and Gaming to provide authentication for both payment and access;
•	Banking, Financial Services and Real Estate to provide authentication and secure access;
•	Hospitals and Pharmacies for provide authentication access, payment and identity process.

Industry Overview

In the previous decade, the biometrics industry revenues totaled about $100 million USD according to Transparency Market Research. The prospects for biometrics increased due to the adoption of new anti-terror mechanisms used to combat events such as terrorism and infiltrations. Additionally, biometrics have been used to provide authentication before allowing access to rooms and computers. The biometrics industry has been improving itself over the years by beginning to phase out older technology that are still commonly used today such as physically being frisked, photo IDs, tokens and passwords. This emerging technology is growing at a rapid rate and being adopted not only in the private sector, but in various government projects as well. The size of the biometrics reader market was $50 million USD in 2011, and is further expected to grow at a 48 percent compound annual growth rate (CAGR) to 363 million USD by 2018. The market for Automated Fingerprint Identification System (AFIS) and other fingerprint biometric technologies account for the largest share of the global biometrics market and is poised to retain its dominance in the future. This sector is valued at $2.8 billion USD as of 2010 and is expected to increase at a CAGR of 19.6% to reach nearly $6.6 billion by 2015. The facial structure, the iris, veins, and voice recognition together constitute the second largest segment. This sector is worth an estimated $1.4 billion in 2010 and is expected to reach $3.5 billion in 2015, a CAGR of 19.9%. Government and business are increasingly adopting biometric technologies to realize safety frameworks. With the recent terrorist events in Boston, Massachusetts, security is a major concern for the United States as well as the entire global community.

Our Solution

ScanSys, Inc. designs and develops technologies in-house under the direction of its CEO, David Ellis, as well as offers products from other manufacturers. We have developed our own drivers to directly interface with a multitude of biometric scanners, including, palm vein, retina, finger print and Iris

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scanners. Our drivers work with both Windows and Linux based Operating Systems. Owning our own drivers has allowed us to have complete ownership of all of its technology and there are no licenses held by any outside party. No persons, company, vendor, distributor or contractor holds any title or claim to any of the Company’s work or technology. We believe that our technology and business is defensible since the barriers of entry are high and technically complex. We have sought niche markets in our business by becoming a leading developer in devices such as palm vein scanners equipment. These markets help to distinguish us from our competitors. Our products currently under development will consist of Biometric software and hardware linked to Point of Sale terminals, time tracking as well as building and room entry systems.

Biometric Kiosk

ScanSys, Inc. has designed a fully integrated touch screen kiosk with integrated palm vein scanner. The ScanSys kiosk is designed to be easy to use, with only 2 virtual buttons on any screen. Our extensive cloud based verification of services is provided to verify the individual logging in, or the sale being made. Our system can be integrated with existing door security systems, accounting software, and Point of Sale systems.

We will be introducing our hardened biometric kiosk that can be used for time tracking, sales, as well as restrict entry to building or rooms. This version is focused primarily on the education market with several additional models to be released this year for a variety of other markets.

Supported Biometric devices

We have developed Linux drivers that support a wide range of hardware including Palm Vein, Finger Vein, Iris, and Finger Print. We will be expanding our drivers to include facial recognition and hand geometric drivers. In addition we will be working on a Windows-based solution to expand our service offering.

Identification solution

Having the ability to capture the biometric data via the hardware scanners is only half of the identification solution. In addition to developing our own drivers to recognize and capture biometric data, we have designed and will be deploying a server-side solution that works directly with our kiosks. The server will verify the biometric data quickly, providing accurate searches while eliminating duplicate records. Our method reduces false-matches. Upon registering a new user, we scan both palms of the individual. If a user has lost a limb, the alternate limb can be used to authorize a user. If both limbs are lost, then we would register the user’s other limbs such as the bottom of their feet.

Biometric restricted access

Our server/kiosk solution can integrate with a large range of entry/exit security systems, allowing for only verified individuals to have access to a room or building. Our solution can be integrated into current access systems by adding the biometric reader and then connecting to our servers. This allows facilities to grant or remove access in real time.

Point of Sale Integration

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We are currently working on our design with integration with several POS systems. This will allow a customer to register one time and then give access to products and services without having to carry a card or other identification. This solution allows for increased efficiency as well as greater security for the customer. Businesses can benefit by reducing costs due to lost cards or forgotten passwords.

Software

We have developed our own driver level software based on several Linux versions for a wide range of biometric hardware including but not limited to Palm Vein, Finger Print, and Retina Scanners. We have also developed a fully functioning back-end system that can be customized for each customer. The verification software is up to 99.98% accurate on the first scan and tracks multiple data points for each use of the Biometric hardware.

The kiosk is 100% web-based and requires only a power and Internet access. The kiosk then uses only one button login by the user and then verification of service or product to use or purchase made.

The back-end system used by our customer has multiple reports and inventory tracking, sales or services usage reports.

Customers, Distribution and Marketing

Customers

We currently provide our service-based solution to one metropolitan county in Florida and are in negotiations with several other counties.

Third Party Products

We have recently begun carrying product line from other manufacturers for resale, including Fujitsu Electric in Japan. We import and resell the Fujitsu Palm Scanner. We expect the sales contribution from third party products to be minimal for 2013 and estimate the contribution at 6% of total sales going forward.

Marketing

We have three avenues for marketing:

1.	Direct communication with our current customer and word of mouth to other customers in the same industry.
2.	We will be attending and presenting at industry trade shows. Our trade show booth provides information about our products, and we host scientific presentations to attendees. On average, we plan on attending 10 trade shows per year and providing presentations in our booth for 8 trade shows.
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3.	Our final marketing efforts will focus on our websites that we maintain with all of our product line and data at www.scansys.us, we will also use blogs, social media and whitepapers to promote our products and services.

Industry, Competition, and Future Operations

The Biometric Industry

The biometric security market can be described as largely clustered. There are numerous companies that have established businesses and command large market share, such as M2SYS, MCS Software, Fulcrum Biometrics and ePortation. However, there are also hundreds of smaller companies in the biometric security equipment market that are currently operating. These companies may be characterized as smaller manufacturing operations with unique technology, special niche segments and strong industry know-how.

Competition

We face competition from larger companies such as M2SYS, MCS Software, Fulcrum Biometrics and ePortation for driver level software for some biometric hardware. Our competitors may offer or develop products similar to our solutions. However, we currently have the only biometric solution specifically designed to track services provided to individuals at the local and state level.

We believe that there are currently no other companies that compete with us in our current market, but there may be other new entrants in the future. Our product lines are currently limited to palm vain, finger print and iris scanners. Some of our competition have greater financial resources, and larger customers, and are well-established businesses with substantial capabilities. Furthermore, our competitors may have technological advantages and may be able to implement new technologies more rapidly than us. Additionally, the market for biometric equipment and software is dependent upon a number of factors beyond our control, which at times cannot be accurately predicted. These factors include the extent of competitive products, new entrants, and overall demand. Other factors include security concerns that may have an effect upon security device demand. Lower violence and world stability can reduce the demand for security hardware.

Benefits of Biometric

Currently, most security solutions depend on one or two-phase authentication, normally consisting of a physical device, such as a Card, token or related device, (Smart Phone, bracelet, etc), or something intangible, such as PIN or password. The issue of this approach that tangible items can be lost, stolen or forged, and passwords can be forgotten. With a biometric solution, the “item” you have is always with you, since it is an essential part of your person for your entire life.

Amusement parks currently rely on printed tickets for admission to the Parks, which does not verify that the ticket holder is the one who purchased the ticket. While some parks do use some form of basic finger length verification to verify the pass holder is the one who purchased the ticket, this method is less than 10% accurate.

Future Operations

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We plan on evaluating other companies that provide similar services to ours with an eye toward obtaining added value. Our strategy is to acquire attractive companies at competitive valuations with existing product lines to further complement our business to develop a full suite of product to our customers.

Manufacturing

We design and develop our own kiosk and palm scanner form. We control our own product design and all of our detector assembly and testing. In the manufacturing process, we estimate that 25% of our business is sent to a general contractor, primarily for welding and etching our circuit boards. ScanSys, Inc. has had minimal quality issues. Our unit production costs have generally been stable. While specific material prices fluctuate over time, we have been able to manage this cost variable by substituting other like components of equal or greater quality.

Employees

As of June 10, 2013, ScanSys, Inc. employed a total of 2 people, both of whom are in management and administration;  ScanSys, Inc. considers its relationship with its employees to be stable, and anticipates growing its workforce.

Facilities and Logistics

ScanSys, Inc. is headquartered in Lutz, Florida, and occupies a 3,000 square foot leased facility. The office is divided among the Company’s various disciplines: management, finance, customer service, sales, marketing and customer service, with 10% of the available space dedicated to inventory. Our Florida headquarters will house a bookkeeper, production manager, Software Developers, Quality Assurance group, and customer service staff.

The following table lists our current location. The lease payment for our facility is approximately $5,000, paid monthly.

Location	Address	Size
Lutz, Florida	207 Crystal Grove Blvd.	3,000 square feet
Lutz, Florida. 33548

RISK FACTORS

An investment in our Common Stock is highly speculative in nature, involves a high degree of risk, and is suitable only for persons who can afford to risk the loss of the entire amount invested. Before purchasing any of these securities, you should carefully consider the following factors relating to our business and prospects. If any of the following risks actually occurs, our business, financial condition or operating results could be materially adversely affected. In such case, the eventual trading price of our Common Stock could decline, and you may lose all or part of your investment.

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Risks Related to Our Business and Industry

We have a very short history of operations and have experienced losses since inception and we may not achieve or sustain profitability in the future.

We are a development stage company with minimal revenues. We were incorporated on December 12, 2012 in the State of Delaware as APEX 7 Inc. We currently have one customer and we anticipate that our cost of revenues and operating expenses will increase substantially in the foreseeable future as we continue to grow our business and develop our new technologies and platforms. These efforts may prove more expensive than we currently anticipate, and we may not succeed in increasing our revenues sufficiently to offset these higher expenses. Many of our efforts to generate revenues from our business are new, and any failure to increase our revenues or generate revenues from our technological solutions could prevent us from attaining or increasing profitability. Furthermore, to the extent that we are successful in increasing our customer base, we could also incur increased losses because costs associated with entering into customer contracts are generally incurred up front, while customers are billed over the term of the contract through licensing fees. We do not expect to be profitable in the foreseeable future and we cannot be certain that we will be able to attain profitability on a quarterly or annual basis, or if we do, that we will sustain profitability.

Our limited operating history makes it difficult to evaluate our current business and future prospects.

We were incorporated in the State of Delaware on December 12, 2012. Our operations are minimal and we have minimal revenues as a development stage company. We will encounter risks and difficulties frequently experienced by growing companies in rapidly developing and changing industries, including challenges in forecasting accuracy, determining appropriate investments of our limited resources, market acceptance of our current and future solutions, competition from established companies with greater financial and technical resources, retaining customers, managing customer deployments, and developing new solutions. Our current operations infrastructure may require changes in order for us to achieve profitability and scale our operations efficiently. If we fail to implement these changes on a timely basis or unable to implement them due to factors beyond our control, our business may suffer. We cannot assure you that we will be successful in addressing these and other challenges we may face in the future.

The biometrics industry is a competitive new market with established companies competing for market share.

The biometrics industry is an emerging business with several companies that have greater resources than the company. According to Research & Markets, the global biometric scanning equipment market in terms of revenue is expected to reach $20 billion dollars by 2018. Increased security threat from terrorist attacks, hijackings, and increment of crime rates are cited as primary contributing factors to this rise. Many governments have introduced projects such as e-Passports, driver’s licenses, border management, and national ID programs in countries such as India, Mexico and Russia. Additionally, China has announced a biometric national ID program to commence this year. These factors have increased the number of companies focused on our business and to that end; our competitors may have greater financial resources, personnel, and technological advances than our company. Due to these constraints, our competitor’s actions may likely have a negative effect upon our business and on our financial results.

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We may not be able to compete successfully against current and future competitors.

We compete with M2SYS, MCS Software, Fulcrum Biometrics and ePortation in our direct area of focus, however there are more than several hundred smaller biometric firms that we also compete with and no assurances can be given as to the level of competitiveness we can maintain. Additionally, we compete to a lesser extent with larger companies where biometrics is a smaller focus such as 3M Corporation, NEC Corporation, Sensory Inc, AuthenTec Inc., AcSys Biometrics Corp, Communication Intelligence Corporation, i2 Inc., Precise Biometrics AB., SecuGen Corporation, TSSI Systems Ltd., and ZK Software.

•	some of our competitors, such as 3M Corporation and NEC Corporation, have greater financial, marketing, and technical resources than we do, allowing them to leverage a larger installed customer base, adopt more aggressive pricing policies, and devote greater resources to the development, promotion and sale of their products and services than we can; and
•	Companies may enter our market by expanding their platforms or acquiring a competitor.

Material defects or errors in our components could harm our reputation, result in significant costs to us and impair our ability to sell our products.

We have not experienced any serious material defects on our products, but cannot assure you that we will not encounter any material defects in our products or components in the future. We rely on 5 different suppliers for our kiosk product, while for our biometric scanners we rely on only one supplier. If our sole biometrics supplier ceased production for any reason, we would be forced to halt sales on our biometric scanner products until a new supplier agreement is reached with a new supplier. Additionally, we would be forced to update our software drivers on the new components.

If we are unable to maintain or expand our sales and marketing capabilities, we may not be able to generate anticipated revenues.

Increasing our customer base and achieving broader market acceptance of our biometrics kiosk and biometrics scanners will depend to a significant extent on our ability to expand our sales and marketing operations and activities. We expect to be substantially dependent on our sales force to obtain new customers. Competition for qualified sales personnel is intense, and we may not be able to attract, integrate sufficient highly qualified sales personnel.

We hold no patents on our products, and our business employs proprietary technology and information which may be difficult to protect and may infringe on the intellectual property rights of third parties.

ScanSys, Inc. is in the process of filing patents to protect its intellectual property and currently relies on trade secrets, proprietary know-how and technology that we seek to protect, in part, by confidentiality agreements with prospective joint venture partners, employees, partners and consultants.  We cannot assure you that these agreements will not be breached, that we will have adequate remedies for any

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breach, or that our trade secrets and proprietary know-how will not otherwise become known or be independently discovered by others. We currently do not hold patents from the United States Patent and Trademark Office (USPTO) on any of our products we manufacture. Management believes that part of applying for a patent allows competitors to copy our products and would force the company to file lawsuit against the offending parties upon infringement. As a small company, management believes that it is more effective to mitigate this risk by relying on our trade secrets than to file a patent and allow others to review our processes. Therefore, our success depends, in part, on our ability to keep competitors from reverse engineering our products, maintain trade secrecy and operate without infringing on the proprietary rights of third parties.  We cannot assure you that the patents of others will not have an adverse effect on our ability to conduct our business, that any of our trade secrets and applications will be protected, that we will develop additional proprietary technology that is defensible against theft or will provide us with competitive advantages or will not be challenged by third parties.  Further, we cannot assure you that others will not independently develop similar or superior technologies, duplicate elements of our technology or design around it.

It is possible that we may need to acquire licenses to, or to contest the validity of, issued or pending patents or claims of third parties.  We cannot assure you that any license acquired under such patents would be made available to us on acceptable terms, if at all, or that we would prevail in any such contest.  In addition, we could incur substantial costs in defending ourselves in suits brought against us for alleged infringement of another party’s patents or in defending the validity or enforceability of any patents we may seek in the future, or in bringing patent infringement suits against other parties.

Our failure to obtain capital may significantly restrict our proposed operations.

We will need to raise more capital to expand our business. Future sources of capital may not be available to us when we need it or may be available only on unacceptable terms.

We are subject to the risk that certain key personnel, including key employees named below, on whom we depend, in part, for our operations, will cease to be involved with us.  The loss of any these individuals would adversely affect our financial condition and the results of our operations.

We are dependent on the experience, knowledge, skill and expertise of our President and CEO David M. Ellis. We are also in large part dependent on current interim COO, Jason Kristowski. The loss of any of the key personnel listed above could materially and adversely affect our future business efforts. Our success depends in substantial part upon the services, efforts and abilities of David M. Ellis, our Chairman and Chief Executive Officer, due to his experience, history and knowledge of the biometrics industry and his overall insight into our business direction. The loss or our failure to retain Mr. Ellis, or Mr Kristowski, or to attract and retain additional qualified personnel, could adversely affect our operations.  We do not currently carry key-man life insurance on any of our officers and have no present plans to obtain this insurance.  See “Management.”

The lack of public company experience of our management team may put us at a competitive disadvantage.

As a company with a class of securities registered under the Exchange Act, we are subject to reporting and other legal, accounting, corporate governance, and regulatory requirements imposed by the Exchange Act and rules and regulations promulgated under the Exchange Act.  Our Chairman and CEO lacks public company experience which could impair our ability to comply with these legal, accounting, and regulatory requirements.  Such responsibilities include complying with Federal securities laws and making required disclosures on a timely basis.  Our senior management may not be able to implement and effect programs and policies in an effective and timely manner that adequately responds to such increased legal and regulatory compliance and reporting requirements. Our failure to do so could lead to the imposition of fines and penalties and further result in the deterioration of our business.

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Regulations, including those contained in and issued under the Sarbanes-Oxley Act of 2002 (“SOX”) and the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”), increase the cost of doing business and may make it difficult for us to retain or attract qualified officers and directors, which could adversely affect the management of our business and our ability to obtain or retain listing of our Common Stock.

We are a public company.  The current regulatory climate for public companies, even small and emerging growth companies such as ours, may make it difficult or prohibitively expensive to attract and retain qualified officers, directors and members of board committees required to provide for our effective management in compliance with the rules and regulations which govern publicly-held companies, including, but not limited to, certifications from executive officers and requirements for financial experts on boards of directors. The perceived increased personal risk associated with these recent changes may deter qualified individuals from accepting these roles.  For example, the enactment of the Sarbanes-Oxley Act of 2002 has resulted in the issuance of a series of new rules and regulations and the strengthening of existing rules and regulations by the SEC.  Further, recent and proposed regulations under Dodd-Frank heighten the requirements for board or committee membership, particularly with respect to an individual’s independence from the corporation and level of experience in finance and accounting matters.  We may have difficulty attracting and retaining directors with the requisite qualifications. If we are unable to attract and retain qualified officers and directors, the management of our business could be adversely affected.

Our internal controls over financial reporting may not be effective, and our independent auditors may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business.

We are subject to various SEC reporting and other regulatory requirements. We have incurred and will continue to incur expenses and, to a lesser extent, diversion of our management’s time in our efforts to comply with SOX Section 404 regarding internal controls over financial reporting.  Our management’s evaluation over our internal controls over financial reporting may determine that material weaknesses in our internal control exist.  If, in the future, management identifies material weaknesses, or our external auditors are unable to attest that our management’s report is fairly stated or to express an opinion on the effectiveness of our internal controls, this could result in a loss of investor confidence in our financial reports, have an adverse effect on our stock price, and subject us to sanctions or investigation by regulatory authorities.

Limitations on director and officer liability and our indemnification of our officers and directors may discourage stockholders from bringing suit against a director.

Our Certificate of Incorporation and By-Laws provide, with certain exceptions as permitted by Delaware corporation law, that a director or officer shall not be personally liable to us or our stockholders for breach of fiduciary duty as a director, except for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or unlawful payments of dividends. These provisions may discourage stockholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director. In addition, our Certificate of Incorporation and By-Laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by governing state law.

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We may incur a variety of costs to engage in future acquisitions of companies, products or technologies, to grow our business, to expand into new markets, or to provide new services.  As such, the anticipated benefits of those acquisitions may never be realized.

It is management’s intention to acquire other businesses to grow our customer base, to expand into new markets, and to provide new product lines.  We may make acquisitions of, or significant investments in, complementary companies, products or technologies, although no additional material acquisitions or investments are currently pending.  Acquisitions may be accompanied by risks such as:

•	difficulties in assimilating the operations and employees of acquired companies;
•	diversion of our management’s attention from ongoing business concerns;
•	our potential inability to maximize our financial and strategic position through the successful incorporation of acquired technology and rights into our products and services;
•	additional expense associated with amortization of acquired assets;
•	additional expense associated with understanding and development of acquired business;
•	maintenance and implementation of uniform standards, controls, procedures and policies; and
•	impairment of existing relationships with employees, suppliers and customers as a result of the integration of new management employees.

We must attract and retain skilled personnel.  If we are unable to hire and retain technical, sales and marketing, and operational employees, our business could be harmed.

Our revenues are generated by the sales of our radiation detection products from our direct sales, sales to catalogs, distributors and to a lesser extent, our website.  Our ability to manage our growth will be particularly dependent on our ability to develop and retain an effective sales force and qualified technical and managerial personnel. We intend to hire additional employees, including engineers, sales and marketing employees and operational employees.  The competition for engineers, qualified sales, technical, and managerial personnel in the technology and manufacturing community, is intense, and we may not be able to hire and retain sufficient qualified personnel.  In addition, we may not be able to maintain the quality of our operations, control our costs, maintain compliance with all applicable regulations, and expand our internal management, technical, information and accounting systems in order to support our desired growth, which could have an adverse impact on our operations.

Our failure to manage growth effectively could harm our ability to attract and retain key personnel and adversely impact our operating results.

There can be no assurance that we will be able to manage our expansion through acquisitions effectively. Our current and planned personnel, systems, procedures and controls may not be adequate to support and effectively manage our future operations, especially as we employ personnel in multiple geographic locations. We may not be able to hire, train, retain, motivate and manage required personnel, which may limit our growth, damage our reputation and negatively affect our financial performance and harm our business.

The forecasts of market growth included in this Form 8-K may prove to be inaccurate, and even if the market in which we compete achieve the forecasted growth, we cannot assure you our business will grow at similar rates, if at all.

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Growth forecasts are subject to significant uncertainty and are based on assumptions and estimates, which may not prove to be accurate. Forecasts relating to the expected growth in the biometrics market, including the forecasts or projections referenced in this Form 8-K, may prove to be inaccurate. Even if these markets experience the forecasted growth, we may not grow our business at similar rates, or at all. Our growth is subject to many factors, including our success in implementing our business strategy, which is subject to many risks and uncertainties. Accordingly, the forecasts of market growth included in this prospectus should not be taken as indicative of our future growth.

We might require additional capital to support business growth, and this capital might not be available on acceptable terms, if at all.

We intend to continue to make investments to support our business growth and may require additional funds to respond to business challenges, including the need to develop new features or enhance our existing products, improve our operating infrastructure or acquire complementary businesses and technologies. Accordingly, we may need to engage in equity or debt financings to secure funds. If we raise funds through issuances of equity or convertible debt securities, our existing stockholders could suffer significant dilution, and any new equity securities we issue could have rights, preferences and privileges superior to those of holders of our common stock. Any debt financing secured by us in the future could involve restrictive covenants relating to our future capital raising activities and other financial and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities, including potential acquisitions. In addition, we may not be able to obtain additional financing on terms favorable to us, if at all. If we are unable to obtain adequate financing or financing on terms satisfactory to us, when we require it, our ability to continue to support our business growth and to respond to business challenges could be significantly impaired.

If we obtain financing, existing shareholder interests may be diluted.

If we raise additional funds by issuing equity or convertible debt securities, the percentage ownership of our shareholders will be diluted. In addition, any new securities could have rights, preferences and privileges senior to those of our common stock. Furthermore, we cannot assure you that additional financing will be available when and to the extent we require or that, if available, it will be on acceptable terms.

The requirements of being a public company may strain our resources and distract our management, which could make it difficult to manage our business, particularly after we are no longer an “emerging growth company.”

We are required to comply with various regulatory and reporting requirements, including those required by the SEC. Complying with these reporting and other regulatory requirements are time-consuming and expensive and could have a negative effect on our business, results of operations and financial condition.

As a public company, we are subject to the reporting requirements of the Exchange Act, and requirements of SOX. The cost of complying with these requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. SOX requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. To maintain and improve the effectiveness of our disclosure controls and procedures, we must commit significant resources, may be required to hire additional staff and need to continue to provide effective management oversight. We will be implementing additional

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procedures and processes for the purpose of addressing the standards and requirements applicable to public companies. Sustaining our growth also will require us to commit additional management, operational and financial resources to identify new professionals to join the Company and to maintain appropriate operational and financial systems to adequately support expansion. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”) enacted on April 5, 2012, we may take advantage of certain temporary exemptions from various reporting requirements including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of SOX (and rules and regulations of the SEC thereunder, which we refer to as Section 404) and reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements.

When these exemptions cease to apply, we expect to incur additional expenses and devote increased management effort toward ensuring compliance with them. We will remain an “emerging growth company” for up to five years, although we may cease to be an emerging growth company earlier under certain circumstances. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations –JOBS Act” for additional information on when we may cease to be deemed to be an emerging growth company. We cannot predict or estimate the amount of additional costs we may incur as a result of becoming a public company or the timing of such costs.

Our reported financial results may be adversely affected by changes in accounting principles generally accepted in the United States.

Generally accepted accounting principles in the United States are subject to interpretation by the Financial Accounting Standards Board (FASB), the SEC, and various bodies formed to promulgate and interpret appropriate accounting principles. A change in these principles or interpretations could have a significant effect on our reported financial results, and could affect the reporting of transactions completed before the announcement of a change.

Risks Related to Our Common Stock

Our stock price may be volatile or may decline regardless of our operating performance, and the price of our common stock may fluctuate significantly.

Once our shares begin trading, the market price for our common stock is likely to be volatile, in part because our shares have not been traded publicly. In addition, the market price of our common stock may fluctuate significantly in response to a number of factors, most of which we cannot control, including:

•	competition from other biometric companies or related businesses;

•	changes in government regulations, general economic or market conditions or trends in our industry or the economy as a whole and, in particular, in the biometrics industry;

•	changes in key personnel;

•	entry into new geographic markets;

•	actions and announcements by us or our competitors or significant acquisitions, divestitures, strategic partnerships, joint ventures or capital commitments;
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•	changes in operating performance and stock market valuations of other biometrics and related companies;

•	investors’ perceptions of our prospects and the prospects of the biometrics industry;

•	fluctuations in quarterly operating results, as well as differences between our actual financial and operating results and those expected by investors;

•	the public’s response to press releases or other public announcements by us or third parties, including our filings with the SEC;

•	announcements relating to litigation;

•	financial guidance, if any, that we provide to the public, any changes in this guidance or our failure to meet this guidance;

•	changes in financial estimates or ratings by any securities analysts who follow our common stock, our failure to meet these estimates or failure of those analysts to initiate or maintain coverage of our common stock;

•	the development and sustainability of an active trading market for our common stock;

•	future sales of our common stock by our officers, directors and significant stockholders; and

•	changes in accounting principles affecting our financial reporting.

These and other factors may lower the market price of our common stock, regardless of our actual operating performance.

The stock markets and trading facilities, including the OTC Bulletin Board, have experienced extreme price and volume fluctuations that have affected and continue to affect the market prices of equity securities in many companies. In the past, stockholders of some companies have instituted securities class action litigation following periods of market volatility. If we were involved in securities litigation, we could incur substantial costs and our resources and the attention of management could be diverted from our business.

Our Common Stock is subject to risks arising from restrictions on reliance on Rule 144 by shell companies or former shell companies.

Under a regulation of the SEC known as “Rule 144,” a person who has beneficially owned restricted securities of an issuer and who is not an affiliate of that issuer may sell them without registration under the Securities Act provided that certain conditions have been met. One of these conditions is that such person has held the restricted securities for a prescribed period, which will be 6 months or 1 year, depending on various factors. The holding period for our common stock would be 1 year if our common stock could be sold under Rule 144. However, Rule 144 is unavailable for the resale of securities issued by an issuer that is a shell company (other than a business combination related shell company) or that has been at any time previously a shell company. The SEC defines a shell company as a company that has (a) no or nominal operations and (b) either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents; or (iii) assets consisting of any amount of cash and cash equivalents and nominal other assets. Until the merger, we were a shell company.

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The SEC has provided an exception to this unavailability if and for as long as the following conditions are met:

•	The issuer of the securities that was formerly a shell company has ceased to be a shell company,

•	The issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act,

•	The issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

•	At least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company known as “Form 10 Information.”

The purpose of filing this Current Report on Form 8-K is to provide updated “Form 10 Information” about the plans of the Company going forward, stockholders who receive our restricted securities will be able to sell them pursuant to Rule 144 without registration for only as long as we continue to meet those requirements and are not a shell company. No assurance can be given that we will meet these requirements or that we will continue to do so, or that we will not again be a shell company. Furthermore, any non-registered securities we sell in the future or issue for acquisitions or to consultants or employees in consideration for services rendered, or for any other purpose will have limited or no liquidity until and unless such securities are registered with the SEC and/or until a year after we have complied with the requirements of Rule 144. As a result, it may be harder for us to fund our operations, to acquire assets and to pay our consultants with our securities instead of cash. Furthermore, it will be harder for us to raise funding through the sale of debt or equity securities unless we agree to register such securities with the SEC, which could cause us to expend additional resources in the future. In addition, if we are unable to attract additional capital, it could have an adverse impact on our ability to implement our business plan and sustain our operations.  Our status as a former “shell company” could prevent us from raising additional funds, engaging consultants, and using our securities to pay for any acquisitions, which could cause the value of our securities, if any, to decline in value or become worthless.

If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about our business, our stock price and trading volume could decline.

The trading market for our common stock will depend in part on the research and reports that securities or industry analysts publish about us or our business. We do not currently have and may never obtain research coverage by securities and industry analysts. If no securities or industry analysts commence coverage of our company, the trading price for our common stock would be negatively impacted. If we obtain securities or industry analyst coverage and if one or more of the analysts who cover us downgrades our common stock or publishes inaccurate or unfavorable research about our business, our stock price would likely decline. If one or more of these analysts cease coverage of us or fail to publish reports on us regularly, demand for our common stock could decrease, which could cause our stock price and trading volume to decline.

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Our internal controls over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.

As a public company, we will be required to evaluate our internal controls over financial reporting. Furthermore, at such time as we cease to be an “emerging growth company,” as more fully described in these Risk Factors, we shall also be required to comply with Section 404. At such time, we may identify material weaknesses that we may not be able to remediate in time to meet the applicable deadline imposed upon us for compliance with the requirements of Section 404. In addition, if we fail to achieve and maintain the adequacy of our internal controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404. We cannot be certain as to the timing of completion of our evaluation, testing and any remediation actions or the impact of the same on our operations. If we are not able to implement the requirements of Section 404 in a timely manner or with adequate compliance, our independent registered public accounting firm may issue an adverse opinion due to ineffective internal controls over financial reporting and we may be subject to sanctions or investigation by regulatory authorities, such as the SEC. As a result, there could be a negative reaction in the financial markets due to a loss of confidence in the reliability of our financial statements. In addition, we may be required to incur costs in improving our internal control system and the hiring of additional personnel. Any such action could negatively affect our results of operations and cash flows.

We are an "emerging growth company" and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Stock less attractive to investors, potentially decreasing our stock price.

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if potential investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile or decrease.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, we may choose “opt out” of such extended transition period, and as a result, we would then comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Section 107 of the JOBS Act provides that our decision to opt out of the extended transition period for complying with new or revised accounting standards would be irrevocable

When these exemptions cease to apply, we expect to incur additional expenses and devote increased management effort toward ensuring compliance with them. We may remain an “emerging growth company” for up to five years, although we may cease to be an emerging growth company earlier under

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certain circumstances.  We cannot predict or estimate the amount of additional costs we may incur as a result of the change in our status under the JOBS Act or the timing of such costs.

Our management and director have significant control of our common stock and could control our actions in a manner that conflicts with the interests of other stockholders.

Our executive officers, directors and their affiliated entities together beneficially own approximately 100% of our common stock, representing approximately 100% of the voting power of our outstanding capital stock. As a result, these stockholders, acting together, will be able to exercise considerable influence over matters requiring approval by our stockholders, including the election of directors, and may not always act in the best interests of other stockholders. Such a concentration of ownership may have the effect of delaying or preventing a change in our control, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 could have a material adverse effect on our business and operating results. In addition, current and potential stockholders could lose confidence in our financial reporting, which could have an adverse effect on our stock price.

Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud.  If we cannot provide reliable financial reports or prevent fraud, our operating results could be harmed.

Upon the effectiveness of the Company’s contemplated registration statement, we will be required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, which requires annual management assessments of the effectiveness of our internal controls over financial reporting and a report by our independent registered public accounting firm addressing these assessments.

During the course of our testing, we may identify deficiencies which we may not be able to remediate in time to meet the deadline imposed by the Sarbanes-Oxley Act for compliance with the requirements of Section 404.  In addition, if we fail to maintain the adequacy of our internal accounting controls, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404.  Failure to achieve and maintain an effective internal control environment could cause us to face regulatory action and also cause investors to lose confidence in our reported financial information, either of which could have an adverse effect on our stock price.

We do not intend to pay dividend for the foreseeable future.

The continued operation and growth of our business will require substantial cash. Accordingly, we do not anticipate that we will pay any cash dividends on shares of our common stock for the foreseeable future. Any determination to pay dividends in the future will be at the discretion of our board of directors and will depend upon our results of operations, financial condition, contractual restrictions relating to indebtedness we may incur, restrictions imposed by applicable law and other factors our board of directors deems relevant. Accordingly, realization of a gain on your investment will depend on the appreciation of the price of our common stock, which may never occur. Investors seeking cash dividends in the foreseeable future should not purchase our common stock.

OTC Bulletin Board Qualification for Quotation

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To have our shares of common stock on the OTC Bulletin Board, a market maker must file an application on our behalf in order to make a market for our common stock. We have engaged in preliminary discussions with a FINRA Market Maker to file our application on Form 211 with FINRA, but have not reached a final agreement.

Item 2. FINANCIAL INFORMATION

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and related notes included elsewhere in this Form 8-K. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those forward-looking statements below. Factors that could cause or contribute to those differences include, but are not limited to, those identified below and those discussed in the section entitled “Risk Factors” included elsewhere in this Form 8-K.

We were incorporated in Delaware as APEX 7 Inc on December 12, 2012, and on January 8, 2013, we filed a registration statement on Form 10 to register with the U.S. Securities and Exchange Commission as a public company.  We were originally organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation.

On April 25, 2013, Richard Chiang, then our sole director and shareholder, entered into a Stock Purchase Agreement whereby ScanSys Inc. purchased 10,000,000 shares of our common stock from Mr. Chiang, which constituted 100% of our issued and outstanding shares of common stock. Mr. Chiang then elected Mr. David M. Ellis to the position of President, Chief Executive Officer, and Chairman of the Board of Directors, along with Mr. Jason Kristowski as Chief Operating Officer and member of the Board of Directors, Mr. Chiang then resigned from all positions. On May 7, 2013 the Company filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Delaware to change the name of the Registrant to ScanSys, Inc. the amendment was effectively completed and the Registrant informed on May 10, 2013. We are a development stage company with minimal revenues and operations.

As we are commencing as a public company, we plan to raise capital by offering shares of our common stock to investors.  During the next twelve months, we anticipate we will need to pursue capital to fund our operations. We believe we will be able to raise the necessary capital to carry out our business plan, but there no assurance that we will be able to do so.

Overview

We are a development stage company with minimal revenues. We were formerly known as APEX 7 Inc and amended our name to reflect our operations. Our mission is to provide biometric security, time tracking and Point of Sale systems on a global basis. We work to achieve this mission by creating technology that transforms the way people work, track employees and track purchases. We develop and market software, services, and hardware that deliver new opportunities, greater convenience, and enhanced value to business.

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We currently generate revenue by developing, licensing, and supporting a wide range of biometric software products and services, by designing and selling hardware, and by delivering relevant online advertising to a global customer audience. We purchase component parts from suppliers which are delivered to us for final assembly at our 3,000 sq ft facility located in Lutz, FL. In addition to selling individual products and services, the Company will offer suites of products and services.

Our primary product focus is on providing biometric solutions to a wide range of industries. The technologies that we deploy are cloud-based and ensure accurate tracking of products and services to individuals based on their unique biometrics. We plan on expanding our current customer base from local government contracts to these potential industries, among others:

•	Governmental agencies such as Homeland Security, FBI, CIA, US Navy, and CDC;
•	Defense Industries for secure location and provide authentication and sensitive access permissions;
•	Leisure, Hospitality and Gaming to provide authentication for both payment and access;
•	Banking, Financial Services and Real Estate to provide authentication and secure access;
•	Hospitals and Pharmacies for provide authentication access, payment and identity process.

Quantitative and Qualitative Disclosures about Market Risk.

We have not utilized any derivative financial instruments such as futures contracts, options and swaps, forward foreign exchange contracts or interest rate swaps and futures. We believe that adequate controls are in place to monitor any hedging activities. We do not have any borrowings and, consequently, we are not affected by changes in market interest rates. While we do have significant sales outside the United States, all of our sales are settled with US currency, and we do not currently own assets and operate facilities in countries outside the United States and, consequently, we are not affected by foreign currency fluctuations or exchange rate changes.  Overall, we believe that our exposure to interest rate risk and foreign currency exchange rate changes is not material to our financial condition or results of operations.

Off-Balance Sheet Arrangements

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

Our financial statements and related public financial information are based on the application of accounting principles generally accepted in the United States ("US GAAP"). US GAAP requires the use of estimates; assumptions, judgments and subjective interpretations of accounting principles that have an impact on the assets, liabilities, revenues and expenses amounts reported. These estimates can also affect supplemental information contained in our external disclosures including information regarding contingencies, risk and financial condition. We believe our use of estimates and underlying accounting assumptions adhere to GAAP and are consistently and conservatively applied. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ materially from these estimates under different assumptions or

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conditions. We continue to monitor significant estimates made during the preparation of our financial statements.

We believe the following is among the most critical accounting policies that impact our consolidated financial statements. We suggest that our significant accounting policies, as described in our financial statements in the Summary of Significant Accounting Policies, be read in conjunction with this Management's Discussion and Analysis of Financial Condition and Results of Operations.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740, “Income Taxes.” ASC 740 requires a company to use the asset and liability method of accounting for income taxes, whereby deferred tax assets are recognized for deductible temporary differences, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Under ASC 740, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption had no effect on the Company’s consolidated financial statements.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU 2011-04 which was issued to provide a consistent definition of fair value (“FV”) and ensure that the FV measurement and disclosure requirements are similar between U.S. GAAP and IFRS. ASU 2011-04 changes certain FV measurement principles and enhances the disclosure requirements particularly for Level 3 FV measurements.  This guidance is effective for us beginning on January 1, 2012.  The adoption of ASU 2011-04 did not have a significant impact our financial statements.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income. ASU 2011-05 revises the manner in which entities present comprehensive income in their financial statements. The new guidance removes the presentation options in Accounting Standards Codification (ASC) 220, Comprehensive Income, and requires entities to report components of comprehensive income in either (1) a continuous statement of comprehensive income or (2) two separate but consecutive statements. The ASU does not change the items that must be reported in other comprehensive income. In December 2011, the FASB issued ASU 2011-12 which defers the requirement in ASU 2011-05 that companies present reclassification adjustments for each component of accumulated other comprehensive income in both net income and other comprehensive income on the face of the financial statements. ASU 2011-05 is effective for fiscal years and interim reporting periods within those years beginning after December 15, 2011, with early adoption permitted. The adoption of ASU 2011-05, as amended by ASU 2011-12, did not have a significant impact our financial statements.

In September 2011, the FASB issued ASU 2011-08 which provides an entity the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test for goodwill impairment.  If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the FV of a reporting unit is less than its carrying amount, the quantitative impairment test is required.  Otherwise, no further testing is required. The revised standard is effective for us for our annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  The adoption of ASU 2011-08 did not have a significant impact our financial statements.

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In July, 2012, the FASB issued ASU 2012-02, Intangibles-Goodwill and Other (Topic 350) - Testing Indefinite-Lived Intangible Assets for Impairment.  The ASU provides entities with an option to first assess qualitative factors to determine whether events or circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired.  If an entity concludes that it is more than 50% likely that an indefinite-lived intangible asset is not impaired, no further analysis is required.  However, if an entity concludes otherwise, it would be required to determine the FV of the indefinite-lived intangible asset to measure the amount of actual impairment, if any, as currently required under US GAAP. The ASU is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012.  Early adoption is permitted. The adoption of this pronouncement will not have a material impact on our financial statements.

Liquidity and Capital Resources

Since our inception we relied primarily from our former President, Chief Executive Officer and Chairman of the Board of Directors, Richard Chiang. Since April 25, 2013, we relied primarily on David M. Ellis our current President, Chief Executive Officer and Chairman of the Board of Directors. To date, we have extended $40,000 to the company.

ITEM 3. PROPERTIES.

The Company through a lease agreement occupies a 3,000 square foot facility in Lutz, Florida for approximately $5,000 per month.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this Report, there were 10,000,000 shares of common stock issued and outstanding.  The following table sets forth certain information regarding the beneficial ownership of the outstanding shares as of the date of this Report, (i) each of our executive officers and directors; and (ii) all of our executive officers and directors as a group.

Except as otherwise indicated, each such person has investment and voting power with respect to such shares, subject to community property laws where applicable.   The address of all individuals for whom an address is not otherwise indicated is 207 Crystal Grove Blvd, Lutz, Florida. 33548.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent (%) of Common Stock

Named Executive Officers
David M Ellis President & CEO	9,500,000	95%
Jason Kristowski COO	500,000	5%
All Directors and Officers as a Group (2 persons)	10,000,000	100%

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(1) The above table is based upon information derived from our stock records. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable. Unless otherwise indicated, beneficial ownership is determined in accordance with the Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, and includes voting or investment power with respect to the shares beneficially owned. Applicable percentages are based upon 10,000,000 shares of common stock outstanding as of May 10, 2013.

(2) Member of the Company’s board of directors

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Neither the Company, its property, nor any of its directors or officers is a party to any pending legal proceeding, nor have they been subject to a bankruptcy petition filed against them.  None of its officers or directors have been convicted in, nor is subject to, any criminal proceeding.

The names and ages of the directors and executive officers of the Company and their positions with the Company are as follows:

Name	Age	Position
David Ellis	42	President, Chief Executive Officer, and Chairman of the Board of Directors
Jason Kristowski	36	Chief Operations Officer and Member of the Board of Directors

Officers and Directors

David M. Ellis Age 42, President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors

Mr. Ellis serves as Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board of Directors of ScanSys Inc, a development stage company engaged in advanced security tracking systems utilizing biometrics that provide dynamic, real time information. Mr. Ellis has more than 17 years experience in network, automated software design development and management. Mr. Ellis began his professional career at IBM Global Network Services in Tampa, Florida, managing a team of 12 software developers customizing the IBM global network client. He was instrumental in engaging Fortune 500 company relationships on behalf of his employer and managed a $12 million dollar personnel budget and a $9 million dollar hardware and support budget. Mr Ellis continued his work with IBM, which was acquired and renamed as AT&T Global Network Services. He designed and implemented automated software customization systems that reduced over $2 million dollars in development costs.

From 2004 to 2013, Mr Ellis was the President and Chief Executive Officer of Xcape Solutions, Inc., a biometrics company. Through his direct involvement, he grew the company’s revenues from $400,000 dollars to over $4 million dollars. He was responsible for profit and loss statements, administered and controlled capital and expense budgets. He also administered management skills by providing leadership to over 40 employees. Mr Ellis holds BA in Communication, and a BS in Information Technology

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degrees from the University of South Florida, Tampa, FL, as well as an MBA in IT Management from the University of Phoenix, Tampa, FL.

Jason Kristowski Age 36, Chief Operating Officer, and member of the Board of Directors

Mr. Kristowski the Chief Operating Officer of ScanSys Inc, a development stage company engaged in advanced security tracking systems utilizing biometrics that provide dynamic, real time information. Mr. Kristowski brings more than 13 years in operational experience to the company. Mr Kristowski was the branch manager of Enterprise Holdings in Tampa, Florida and through his management efforts, the company experienced a 40% on-rent fleet growth and 50% increase in ancillary sales over a previous fiscal year. From 2004 to 2005, Mr. Kristowski was a top performing sales executive for Alltel Wireless. He earned the top performer distinction for five months during his employment. He also increased sales by 75% within his sales territory.

From 2005 to 2012 Mr. Kristowski has managed multiple roles at Impact Sports Ventures, a sports merchandising company. He played a key role in areas of sales, marketing, finance and human resources. His managerial and operational background from his previous employment served as a foundation for Impact Sports Ventures.

Employment Agreements and Compensation

The Company does not presently have any employment agreements.

Equity Incentive Plan

As of the date of this Report, the Registrant has not entered into any Equity Incentive Plans.

Compensation of Directors During Period Ended May 10, 2013.

During the period ended May 10, 2013, we did not compensate our directors for acting as such.

Audit Committee Financial Expert

The Company does not have an audit committee financial expert.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 Unregistered Sales of Equity Securities

On April 25, 2013, the Registrant sold an aggregate of 10,000,000 shares of its common stock for aggregate consideration of $40,000 or $0.0004 per share. The shares were sold to two accredited investors, one of whom is David M. Ellis, our President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors of the Registrant, and one of whom is Jason Kristowski, the Chief Operating Officer of the Registrant.

The Registrant believes that the foregoing transactions were exempt from the registration requirements under the Securities Act of 1933, as amended (“the Act”), based on the following facts: there was no general solicitation, there was a limited number of purchasers, each of whom the Registrant believes was  an “accredited investor” (within the meaning of Regulation D under the Securities Act of 1933, as amended) and was sophisticated about business and financial matters, and all shares issued were subject to restriction on transfer, so as to take reasonable steps to assure that the purchaser was not an underwriter within the meaning of Section 2(11) under the Act.

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 Changes in Control of Registrant.

Change in control of registrant occurred in connection with the Share Purchase Agreement as set forth above and detailed in Section 5 of on the company’s Form 8-K filed on April 26, 2013.

On April 25, 2013, Richard Chiang, then our sole director and shareholder, entered into a Stock Purchase Agreement whereby ScanSys Inc. purchased 10,000,000 shares of our common stock from Mr. Chiang, which constituted 100% of our issued and outstanding shares of common stock. Mr. Chiang then elected Mr. David M. Ellis to the position of President, Chief Executive Officer, and Chairman of the Board of Directors, along with Mr. Jason Kristowski as Chief Operating Officer and member of the Board of Directors, Mr. Chiang then resigned from all positions.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2013, the Company appointed David M. Ellis as President, Chief Executive Officer, and Chairman of the Board of Directors. This appointment was in connection with the Share Purchase Agreement as set forth above and detailed in Section 5 of on the company’s Form 8-K filed on April 26, 2013. Additionally, On April 25, 2013, the Company appointed Jason Kristowski as President, Chief Operating Officer, and Member of the Board of Directors. This appointment was in connection with the Share Purchase Agreement as set forth above and detailed in Section 5 of on the company’s Form 8-K filed on April 26, 2013.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On May 7, 2013 the Company filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Delaware to change the name of the Registrant to ScanSys, Inc. the amendment was effectively completed and the Registrant informed on May 10, 2013.

Section 5.06 - Change in Shell Company Status.

Previously we were designated as a “shell company” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934. As a result of this Form 8-K, the Registrant is an operating business and no longer a “shell company.”

ITEM 6.  EXECUTIVE COMPENSATION.

Executive Compensation

The Company has no stock option, retirement, pension, or profit sharing programs for the benefit of directors, officers or other employees, but our officers and directors may recommend adoption of one or more such programs in the future.

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We have no employment agreements with our officers, although we may enter into such agreements following our receipt of additional capital.

The Company does not have a standing compensation committee, audit committee, nomination committee, or committees performing similar functions.  We anticipate that we will form such committees of the Board of Directors once we have a full Board of Directors.

Director Independence

As of the date of this Report, we had no independent directors as defined by the rules of any securities exchange or inter-dealer quotation system.  We anticipate that our Common Stock will eventually be traded on the OTC Bulletin Board, which does not impose standards relating to director independence or the makeup of committees with independent directors, or provide definitions of independence.

Name	Age	Position	Annual Salary	Director Compensation
David Ellis	42	President, Chief Executive Officer, and Chairman of the Board of Directors	$0.00	$0.00
Jason Kristowski	36	Chief Operations Officer and Member of the Board of Directors	$0.00	$0.00

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

As of June 10, 2013 there were approximately 2 holders of record of the Company’s common stock.

The Company currently serves as its own stock transfer agent.

ITEM 8. LEGAL PROCEEDINGS.

We are not a party to any pending or, to our knowledge any threatened, legal proceedings.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

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Market Information

There is no established public trading market for our securities and a regular trading market may not develop, or if developed, may not be sustained. A shareholder in all likelihood, therefore, will not be able to resell his or her securities should he or he desire to do so when eligible for public resale. Furthermore, it is unlikely that a lending institution will accept our securities as pledged collateral for loans unless a regular trading market develops. We have no plans, proposals, arrangements, or understandings with any person with regard to the development of a trading market in any of our securities.

Penny Stock Considerations

Our shares likely will be "penny stocks" as that term is generally defined in the Securities Exchange Act of 1934 to mean equity securities with a price of less than $5.00. Our shares thus will be subject to rules that impose sales practice and disclosure requirements on broker-dealers who engage in certain transactions involving a penny stock.

Under the penny stock regulations, a broker-dealer selling a penny stock to anyone other than an established customer or accredited investor must make a special suitability determination regarding the purchaser and must receive the purchaser's written consent to the transaction prior to the sale. Generally, an individual with a net worth in excess of $1,000,000 or annual income exceeding $200,000 individually or $300,000 together with his or her spouse is considered an accredited investor. In addition, under the penny stock regulations the broker-dealer is required to:

•	Deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Securities and Exchange Commission relating to the penny stock market, unless the broker-dealer or the transaction is otherwise exempt;
•	Disclose commissions payable to the broker-dealer and our registered representatives and current bid and offer quotations for the securities;
•	Send monthly statements disclosing recent price information pertaining to the penny stock held in a customer's account, the account's value and information regarding the limited market in penny stocks; and
•	Make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction, prior to conducting any penny stock transaction in the customer's account.

Item 10. RECENT SALES OF UNREGISTERED SECURITIES.

In connection with the formation of the Company, the Company issued 10,000,000 shares to the founder and initial officer and director of the Company.  Subsequent to the Company’s Form 10 registration statement’s being declared effective by the SEC, the initial director sold the 10,000,000 shares to ScanSys Inc. On April 25, 2013, Richard Chiang sold an aggregate of 10,000,000 shares of its common stock for aggregate consideration of $40,000 or $0.0004 per share. The shares were sold to two accredited investors, one of whom is David M. Ellis, our President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors of the Registrant, and one of whom is Jason Kristowski, the Chief Operating Officer of the Registrant.

Mr. Chiang believes that the foregoing transactions were exempt because he transferred his shares to David M. Ellis and Jason Kristowski, both of whom are identified as accredited investors.

Under the Securities Act of 1933, a company that offers or sells its securities must register the securities with the SEC or find an exemption from the registration requirements. The Act provides companies with a number of exemptions. For some of the exemptions, such as rules 505 and 506 of Regulation D, a company may sell its securities to what are known as "accredited investors."

The federal securities laws define the term accredited investor in Rule 501 of Regulation D as:

  a bank, insurance company, registered investment company, business development company, or small business investment company;
  an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million;
  a charitable organization, corporation, or partnership with assets exceeding $5 million;
  a director, executive officer, or general partner of the company selling the securities;
  a business in which all the equity owners are accredited investors;
  a natural person who has individual net worth, or joint net worth with the person’s spouse, that exceeds $1 million at the time of the purchase, excluding the value of the primary residence of such person;
  a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or
  a trust with assets in excess of $5 million, not formed to acquire the securities offered, whose purchases a sophisticated person makes.

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DESCRIPTION OF SECURITIES

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

General

The following summary includes a description of material provisions of the Company’s capital stock.

Authorized Capital Stock

The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, par value $.0001 per share, (the "Common Stock"), of which there were 10,000,000 issued and outstanding as of May 31, 2013, and 5,000,000 shares of Preferred Stock, (the “Preferred Stock”) par value $.0001 per share, of which none have been designated or issued. The following summarized the important provisions of the Company’s capital stock.

Common Stock

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available. In the event of a liquidation, dissolution or winding up of the company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable.

Holders of common stock have no preemptive rights to purchase the Company’s common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

Preferred Stock

The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of our Company without further action by the shareholders and may adversely affect the voting and other rights of the

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holders of common stock. At present, we have no plans to neither issue any preferred stock nor adopt any series, preferences or other classification of preferred stock.

The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders. In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules. We have no present plans to issue any preferred stock.

The description of certain matters relating to the securities of the Company is a summary and is qualified in its entirety by the provisions of the Company’s Certificate of Incorporation and By-Laws, copies of which have been filed as exhibits to the Company’s Form 10 filed with the Securities Exchange Commission on January 8, 2013.

Dividends

We have not paid any dividends on our common stock and do not presently intend to pay cash dividends prior to the consummation of a business combination. The payment of cash dividends in the future, if any, will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to consummation of a business combination, if any. The payment of any dividends subsequent to a business combination, if any, will be within the discretion of our then existing board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, the board of directors does not anticipate paying any cash dividends in the foreseeable future.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

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Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect to any claim issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any such action, suit or proceeding referred to in subsections (a) and (b) of Section 145 or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that the indemnification provided for by Section 145 shall not be deemed exclusive of any other rights which the indemnified party may be entitled; that indemnification provided by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

Section 102(b)(7) of the General Corporation Law or the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of the director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

Article Tenth of the registrant's Charter provides that, “to the fullest extent permitted by the Delaware General Corporation Law, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.”

Article XI, Section 1(c) of the registrant's Bylaws further provides that “Each person who was or is made a party or is threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation…shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

–	any breach of the director’s duty of loyalty to the corporation or its stockholders;

–	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

–	payments of unlawful dividends or unlawful stock repurchases or redemptions; or

–	any transaction from which the director derived an improper personal benefit.

Our Certificate of Incorporation provides that, to the fullest extent permitted by applicable law, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this provision will be prospective only and will not adversely affect any limitation, right or protection of a director of our company existing at the time of such repeal or modification.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Not applicable.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

There are not and have not been any disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS.

See Item 9.01 of this report on Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See ITEM 10 RECENT SALES OF UNREGISTERED SECURITIES of this report on Form 8-K.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

As previously reported in a Form 8-K filed with the Securities and Exchange Commission on April 26, 2013, on April 25, 2013, Richard Chiang, the original officer and director of the Company, entered into a Share Purchase Agreement pursuant to which he sold an aggregate of 10,000,000 shares of the Registrant’s common stock to ScanSys Inc for a purchase price of $40,000. A copy of the Share Purchase Agreement was attached to that Current Report as Exhibit 10.1

Pursuant to the Share Purchase Agreement, Mr. Ellis became a controlling shareholder of the Company, owning 95% of the issued and outstanding shares of the Registrant’s common stock, which constituted a change in control of the Company.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

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As described in Item 2.01 of this report, pursuant to the entry into the Juvenile Welfare Board of Pinellas County Agreement, management believes that we are no longer a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

Not applicable. No merger transaction was effected, and no businesses were acquired.

(b) Pro Forma Financial Information

Not applicable. No merger transaction was effected, and no businesses were acquired.

(c) Shell Company Transactions

Not applicable.  No merger transaction was effected, and no businesses were acquired.

(d) Exhibits

Exhibit	Description

10.2	Sales and Licensing Agreement entered into by the Company and Juvenile Welfare Board of Pinellas County, Florida dated May 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANSYS, INC. By: /s/ David M Ellis David M Ellis President, Chief Executive Officer, Chairman of the Board of Directors Dated: August 19, 2013

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